UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-01976

                                 Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                             New York, NY 10019

(Address of principal executive offices) (Zip code)

David M. Poppe

Ruane, Cunniff & Goldfarb Inc.

9 West 57th Street

Suite 5000

                             New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 686-6884

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

Report to Stockholders.

Sequoia
Fund, Inc.

SEMI-ANNUAL REPORT
(Unaudited)
June 30, 2017

Sequoia Fund, Inc.

Sequoia Fund, Inc.

Illustration of An Assumed Investment of $10,000

(Unaudited)

The table below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the “Fund”) shares were first offered to the public) to June 30, 2017. This period was one of widely fluctuating common stock prices. The results shown, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Period Ended	Total Value of Shares

July 15, 1970	$10,000
May 31, 1971	11,934
May 31, 1972	13,507
May 31, 1973	11,242
May 31, 1974	10,013
May 31, 1975	13,325
May 31, 1976	17,393
May 31, 1977	22,826
Dec. 31, 1977	28,057
Dec. 31, 1978	34,771
Dec. 31, 1979	38,961
Dec. 31, 1980	43,894
Dec. 31, 1981	53,329
Dec. 31, 1982	69,920
Dec. 31, 1983	89,015
Dec. 31, 1984	105,481
Dec. 31, 1985	134,975
Dec. 31, 1986	153,027
Dec. 31, 1987	164,361
Dec. 31, 1988	182,516
Dec. 31, 1989	233,453
Dec. 31, 1990	224,586
Dec. 31, 1991	314,426
Dec. 31, 1992	343,863
Dec. 31, 1993	380,919

Period Ended	Total Value of Shares

Dec. 31, 1994	$393,633
Dec. 31, 1995	556,525
Dec. 31, 1996	677,506
Dec. 31, 1997	970,200
Dec. 31, 1998	1,312,197
Dec. 31, 1999	1,095,125
Dec. 31, 2000	1,314,850
Dec. 31, 2001	1,453,175
Dec. 31, 2002	1,414,776
Dec. 31, 2003	1,656,923
Dec. 31, 2004	1,734,116
Dec. 31, 2005	1,869,038
Dec. 31, 2006	2,024,960
Dec. 31, 2007	2,195,146
Dec. 31, 2008	1,601,905
Dec. 31, 2009	1,848,293
Dec. 31, 2010	2,208,627
Dec. 31, 2011	2,499,935
Dec. 31, 2012	2,891,849
Dec. 31, 2013	3,891,835
Dec. 31, 2014	4,185,695
Dec. 31, 2015	3,880,364
Dec. 31, 2016	3,612,432
June 30, 2017	3,961,656

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain year to date performance as of the most recent month end, and a copy of the prospectus by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus carefully before investing.

Shares of the Fund are offered through the Fund’s distributor, Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC is an affiliate of Ruane, Cunniff & Goldfarb Inc. and is a member of FINRA. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund, Inc.

Annual Fund Operating Expenses

(Unaudited)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.07%
Total Annual Fund Operating Expenses*	1.07%

*Does not reflect Ruane, Cunniff & Goldfarb Inc.’s (‘‘Ruane, Cunniff & Goldfarb’’) contractual reimbursement of a portion of the Fund’s operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb’s investment advisory contract with the Fund and the reimbursement will be in effect only so long as that investment advisory contract is in effect. The expense ratio presented is from the Prospectus dated May 1, 2017. For the year ended December 31, 2016, the Fund’s annual operating expenses and investment advisory fee, net of such reimbursement, were 1.00% and 0.93%, respectively.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc.

Dear Shareholder:

As of this writing, the Sequoia Fund is up 9.93% year-to-date versus up 11.59% for the S&P 500 Index.

Sequoia Fund’s results for the second quarter of 2017 appear below with comparable results for the S&P 500 Index:

To June 30, 2017	Sequoia Fund	S&P 500 Index*
3 Months	3.98%	3.09%
6 Months	9.67%	9.34%
1 Year	17.61%	17.90%
5 Years (Annualized)	8.52%	14.63%
10 Years (Annualized)	6.34%	7.18%

The numbers shown above represent past performance and do not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Future performance may be lower or higher than the performance information shown. The performance data quoted represents past performance and assumes reinvestment of distributions.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at 1-800-686-6884.

*The S&P 500 Index is an unmanaged capitalization-weighted index of the common stocks of 500 major US corporations.

•    •    •    •    •     •    •    •    •    •

Sequoia Fund generated a 3.98% return, net of fees, for the second quarter of 2017 versus a 3.09% return for the Standard & Poor’s 500 Index. The Fund generated a 9.67% return for the first half of the year, versus a 9.34% return for the Index.

Ruane, Cunniff & Goldfarb, Inc. held its annual Investor Day on May 19th at the Plaza Hotel in New York City. We would like to thank all of those who attended. The meeting is truly one of the highlights of our year as we get to catch up on old friendships and start new ones. We hope you get as much out of the occasion as we do. For those who were not able to attend, we have distributed, and included on our website, a transcript of the meeting which we highly encourage reading. It sheds considerable light on the companies in our portfolio, our reasons for owning these businesses, and our approach to investing.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

Capital gains distributions have been a topic of conversation with some of our taxable investors over the past several months, and we described our thinking on this matter at some length during the Investor Day. In brief, over the past 15 months we sold a number of highly appreciated securities and redeployed the capital unleashed from these sales into new and more promising investments. This caused our taxable investors to realize capital gains sooner than if we had simply sat on our hands. However, realizing some gains was a small price to pay for the improvement we believe we made to our portfolio’s long-term prospects. We have already seen the early benefits of our recent activity, as stocks we purchased since assuming management of the portfolio have outperformed both the S&P 500 and the stocks we sold by a wide margin on a dollar-weighted basis. More broadly, we want to be clear that while Sequoia will always be a relatively low turnover and tax efficient fund, a certain level of turnover is desirable to ensure the portfolio consistently reflects the most attractive opportunities we can identify.

We find that some tax-sensitive investors are disinclined to invest in funds such as Sequoia that exhibit large unrealized gains, out of fear that those gains may be realized and distributed shortly after they buy in. However, we believe that the existence of large unrealized capital gains is actually a hallmark of tax efficiency in an equity mutual fund, and, if the investor’s time horizon is similar to the manager’s, the potential tax liability an investor inherits when joining the fund should be roughly offset by the liability they avoid when exiting the fund in the future.

Turning to portfolio activity in the second quarter, we added slightly to our position in Priceline, bringing that investment to 3.0% of the portfolio.

In our last quarterly letter, we alluded to a new position that we were in the process of acquiring. We can now tell you that we initiated a 2% position in Credit Acceptance Corporation. By quarter’s end, our initial 2% position had grown to 2.6% due to a greater than 30% rise in the price of the company’s shares.

Credit Acceptance is one of the country’s largest independent subprime auto lenders. It works with an extensive network of independent and franchised used car dealers to extend credit to buyers whose spotty or limited credit histories would otherwise prevent them from obtaining car loans.

Subprime auto lending is a difficult business that rewards experienced operators who practice disciplined underwriting and punishes those who attempt to buy growth by relaxing their lending standards. We’ve seen plenty of the latter behavior in recent years as competition from new entrants has caused lending standards to weaken visibly. The easy lending environment has made the auto finance industry fragile, and has already led to elevated levels of defaults and delinquencies. We would expect defaults to rise sharply from current levels if the economy took a tum for the worse.

While we acknowledge the risks in the industry, we believe that Credit Acceptance’s differentiated business model makes the firm more resilient in downturns than a casual observer might appreciate. The business underwent a severe test during the financial crisis in 2008 and passed with flying colors, as Credit Acceptance increased earnings per share in both 2008 and 2009. We purchased our stake for slightly more than 10x estimated 2017 earnings.

Sequoia Fund, Inc.

To the Shareholders of

Sequoia Fund, Inc. (Continued)

Turning from investment matters to the management of our business, we are delighted to announce Jennifer Rusk Talia as Ruane’s new Director of Client Relations & Business Development. Jen developed and led the investor relations function at her previous employer and comes to us with more than a decade of experience in the field. She will lead our client relations function and, together with our long-tenured client services team, deliver the highest possible standard of client communication and service to our investors. We know you will enjoy getting to know her.

We are also pleased to report the addition of a new independent director to the Sequoia Fund Board of Directors, effective September 12, 2017. Melissa Crandall brings 16 years of financial services experience to the Board, with the past eight years spent in executive search at BraddockMatthews LLC and The Prince Houston Group, where she was a principal and senior recruiter working on assignments across the asset management and financial services industry. Earlier in her career, Melissa served as a vice president at Merrill Lynch & Co., working in a variety of jobs in institutional sales, investment banking and investment management. She is a graduate of Harvard College, cum laude. Melissa brings a deep and useful knowledge of the human resources side of the investment business to the Board and we look forward to working with her in the years ahead.

As always, we are grateful for your support. We continue to work diligently on your behalf.

Sincerely,

The Ruane, Cunniff & Goldfarb Investment Committee

David M. Poppe	John B. Harris

Arman Gokgol-Kline	Trevor Magyar	D. Chase Sheridan

July 31, 2017

Sequoia Fund, Inc.

Sector Breakdown

(Unaudited)

As of June 30, 2017	% of net assets

Diversified Companies	11.3%

Information Processing	7.7%

U.S. Government Obligations	7.1%

Internet Software & Services	6.5%

Retailing	5.9%

Application Software	5.6%

Dental Equipment	5.3%

Automotive Retail	5.1%

Aerospace/Defense	4.7%

Movies & Entertainment	4.1%

Precision Instruments	3.4%

Investment Banking & Brokerage	3.3%

Auto Parts	3.2%

Flooring Products	3.1%

Internet Services	3.0%

Advertising	2.9%

Construction & Engineering	2.6%

Diversified Financial Services	2.6%

Diversified Banks	2.5%

Restaurants	2.1%

Property and Casualty Insurance	1.8%

Internet Retail	1.3%

Healthcare Equipment	1.3%

Electrical & Mechanical Systems	1.1%

Specialty Chemicals	0.8%

Other Assets	1.7%

100.0%

Sequoia Fund, Inc.

Fund’s Largest Holdings

(Unaudited)

The table below shows the Fund’s positions that constituted at least 3% of the Fund’s assets as of June 30, 2017:

	% of net assets
Position	06/30/2017	12/31/2016

Berkshire Hathaway, Inc.	11.3%	16.9%

MasterCard, Inc.	7.7%	6.7%

Alphabet, Inc.	6.5%	5.7%

TJX Companies, Inc.	5.9%	6.4%

Dentsply Sirona, Inc.	5.3%	4.8%

Carmax, Inc.	5.1%	5.3%

Constellation Software, Inc.	4.8%	4.3%

Rolls-Royce Holdings plc	4.7%	3.5%

Liberty Media Corp-Liberty Formula One	4.1%	0.0%

Waters Corp.	3.4%	2.5%

The Charles Schwab Corp	3.3%	3.1%

O’Reilly Automotive, Inc.	3.2%	5.1%

Mohawk Industries, Inc.	3.1%	2.6%

The Priceline Group, Inc.	3.0%	0.0%

	71.4%	66.9%

Sequoia Fund, Inc.

Fees And Expenses of The Fund

(Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period* January 1, 2017 to June 30, 2017
Actual	$1,000	$1,096.70	$5.20
Hypothetical (5% return per year before expenses)	$1,000	$1,019.84	$5.01

* Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sequoia Fund, Inc.

Schedule of Investments (Unaudited)

June 30, 2017

(Percentages are of the Fund’s Net Assets

Common Stocks (90.4%)

Shares		Value (Note 1)

	Advertising (2.9%)
1,476,000	Omnicom Group Inc.	$122,360,400

	Aerospace/Defense (4.7%)
17,196,077	Rolls-Royce Holdings plc (United Kingdom)	199,558,527

	Application Software (4.8%)
388,766	Constellation Software, Inc. (Canada)	203,379,659

	Auto Parts (3.2%)
607,366	O’Reilly Automotive, Inc. (a)	132,855,239

	Automotive Retail (5.1%)
3,364,893	Carmax, Inc. (a)	212,190,153

	Construction & Engineering (2.6%)
2,043,163	Jacobs Engineering Group Inc.	111,127,636

	Dental Equipment (5.3%)
3,435,757	Dentsply Sirona, Inc.	222,774,484

	Diversified Banks (2.5%)
1,864,956	Wells Fargo & Co.	103,337,212

	Diversified Companies (11.3%)
1,477	Berkshire Hathaway, Inc.-Class A (a)	376,191,900
579,954	Berkshire Hathaway, Inc.-Class B (a)	98,226,809

		474,418,709

	Diversified Financial Services (2.6%)
424,594	Credit Acceptance Corp. (a)	109,180,101

	Electrical & Mechanical Systems (1.1%)
710,252	EMCOR Group, Inc.	46,436,276

	Flooring Products (3.1%)
530,213	Mohawk Industries, Inc. (a)	128,147,180

	Healthcare Equipment (1.3%)
639,218	Danaher Corporation	53,943,607

	Information Processing (7.7%)
2,673,766	MasterCard, Inc.-Class A	324,728,881

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

June 30, 2017

Shares		Value (Note 1)

	Internet Retail (1.3%)
57,681	Amazon.com, Inc. (a)	$ 55,835,208

	Internet Services (3.0%)
66,868	The Priceline Group, Inc. (a)	125,077,931

	Internet Software & Services (6.5%)
148,518	Alphabet, Inc.-Class A (a)	138,074,214
148,928	Alphabet, Inc.-Class C (a)	135,335,341
		273,409,555

	Investment Banking & Brokerage (3.3%)
3,246,316	The Charles Schwab Corp.	139,461,735

	Movies & Entertainment (4.1%)
51,019	Liberty Media Corp-Liberty Formula One - Series A (a)	1,787,196
4,693,543	Liberty Media Corp-Liberty Formula One - Series C (a)	171,877,545
		173,664,741

	Precision Instruments (3.4%)
770,699	Waters Corp. (a)	141,685,304

	Property and Casualty Insurance (1.8%)
4,635,727	Hiscox Ltd. (Bermuda)	76,499,337

	Restaurants (2.1%)
209,996	Chipotle Mexican Grill, Inc. (a)	87,379,336

	Retailing (5.9%)
3,456,803	TJX Companies, Inc.	249,477,472

	Specialty Chemicals (0.8%)
627,297	Croda International plc (United Kingdom)	31,741,499

	Total Common Stocks (Cost $1,772,260,210)	3,798,670,182

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

June 30, 2017

Principal Amount		Value (Note 1)
Corporate Bond (0.8%)
	Application Software (0.8%)
35,207,800	Constellation Software, Inc. (Canada)
	7.90%, 3/31/2040	$31,811,403

	Total Corporate Bond (Cost $29,603,831)	31,811,403

U.S. Government Obligations (7.1%)
300,000,000	United States Treasury Bill, 0.850%
	due 07/20/2017	299,879,667

	Total U.S. Government Obligations
	(Cost $299,879,667)	299,879,667

	Total Investments (98.3%) (Cost $2,101,743,708) (b)	4,130,361,252

	Other Assets Less Liabilities (1.7%)	70,678,139

	Net Assets (100.0%)	$4,201,039,391

(a)	Non-income producing security.

(b)	The cost for federal income tax purposes is identical.

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1	–	unadjusted quoted prices in active markets for identical securities

Level 2	–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

Level 3	–	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2017, there were no transfers into or out of Level 1 or 2 measurements in the fair value hierarchy. There were no Level 3 securities held by the Fund during the six months ended June 30, 2017.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

June 30, 2017

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2017:

	Common Stocks	Corporate Bond	U.S. Government Obligations	Total
Level 1 - Quoted Prices	$3,798,670,182	$—	$—	$3,798,670,182
Level 2 - Other Significant Observable Inputs	—	31,811,403	299,879,667	331,691,070

Total	$3,798,670,182	$31,811,403	$299,879,667	$4,130,361,252

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Assets
Investments in securities, at value (cost $2,101,743,708) (Note 1)	$4,130,361,252
Cash on deposit	63,993,787
Foreign currency (cost $539,132)	539,132
Receivable for investments sold	9,210,056
Receivable for capital stock sold	189,192
Dividends and interest receivable	2,271,371

Total assets	4,206,564,790

Liabilities
Payable for capital stock repurchased	1,608,225
Accrued investment advisory fee	3,206,263
Accrued professional fees	530,338
Accrued other expenses	180,573

Total liabilities	5,525,399

Net Assets	$4,201,039,391

Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 23,817,433 shares outstanding	$1,864,888,150
Accumulated net realized gains on investments (Note 4)	307,513,231
Unrealized appreciation on investments and foreign currency transactions	2,028,638,010

Net Assets	$4,201,039,391

Net asset value per share	$176.39

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statement of Operations

Six Months Ended June 30, 2017

(Unaudited)

Investment Income
Income
Dividends, net of $117,327 foreign tax withheld	$13,428,188
Interest	1,581,507

Total investment income	15,009,695

Expenses
Investment advisory fee (Note 2)	20,655,381
Professional fees	740,632
Transfer agent fees	441,054
Independent Directors fees and expenses	223,353
Custodian fees	61,987
Other	362,654

Total expenses	22,485,061
Less professional fees reimbursed by insurance company (Note 6)	180,000

Expenses before reimbursement by Investment Adviser	22,305,061
Less expenses reimbursed by Investment Adviser (Note 2)	1,575,296

Net expenses	20,729,765

Net investment loss	(5,720,070)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments (Note 3)	335,739,436
Foreign currency transactions	(10,272)

Net realized gain on investments and foreign currency transactions	335,729,164
Net increase in unrealized appreciation on investments and foreign currency translations	53,903,055

Net realized and unrealized gain on investments and foreign currency transactions and translations	389,632,219

Net increase in net assets from operations	$383,912,149

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended 6/30/17 (Unaudited)	Year Ended 12/31/16

Increase (Decrease) in Net Assets
From operations
Net investment loss	$(5,720,070)	$(11,013,780)
Net realized gain on investments and foreign currency transactions	335,729,164	1,223,361,123
Net increase (decrease) in unrealized appreciation on investments and foreign currency translations	53,903,055	(1,738,207,180)

Net increase (decrease) in net assets from operations	383,912,149	(525,859,837)

Distributions to shareholders from:
Net realized gains	(11,939,905)	(824,149,302)

Capital share transactions
Shares sold	81,149,501	107,164,394
Shares issued to shareholders on reinvestment of net realized gain distributions	10,082,932	711,815,195
Shares repurchased	(358,579,118)	(2,113,437,940)

Net decrease from capital share transactions	(267,346,685)	(1,294,458,351)

Total increase (decrease) in net assets	104,625,559	(2,644,467,490)
Net Assets
Beginning of period	4,096,413,832	6,740,881,322

End of period (including accumulated net investment loss of $0 and $0, respectively)	$4,201,039,391	$4,096,413,832

Share transactions
Shares sold	476,271	600,631
Shares issued to shareholders on reinvestment of net realized gain distributions	57,436	4,394,430
Shares repurchased	(2,115,318)	(12,119,457)

Net decrease from capital share transactions	(1,581,611)	(7,124,396)

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2017		Year Ended December 31,
	(Unaudited)		2016		2015	2014	2013	2012
Per Share Operating Performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$161.28		$207.26		$235.00	$222.92	$168.31	$145.50

Income from investment operations
Net investment (loss)	(0.24)		(0.43)		(1.08)	(0.61)	(0.72)	(0.41)
Net realized and unrealized gains (losses) on investments	15.85		(15.16)		(16.15)	17.23	58.73	23.22

Net increase (decrease) in net asset value from operations	15.61		(15.59)		(17.23)	16.62	58.01	22.81

Less distributions from Net realized gains	(0.50)		(30.39)		(10.51)	(4.54)	(3.40)	—

Net asset value, end of period	$176.39		$161.28		$207.26	$235.00	$222.92	$168.31

Total Return	9.67	% (a) (b)	(6.90)%		(7.31)%	7.56%	34.58%	15.68%
Ratios/Supplementary data Net assets, end of period (in millions)	$4,201		$4,096		$6,741	$8,068	$8,039	$5,837
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.08	% (c) (d)	1.07	%(c)	1.03%	1.03%	1.02%	1.03%
After expenses reimbursed by Investment Adviser	1.00	% (d)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment (loss) to average net assets	(0.28	)% (d)	(0.22)%		(0.42)%	(0.26)%	(0.37)%	(0.26)%
Portfolio turnover rate	10	% (a)	16%		10%	8%	2%	5%

(a)	Not annualized.
(b)	Includes the impact of proceeds received and credited to the Fund resulting from a class action settlement, which enhanced the Fund’s performance for the six months ended June 30, 2017 by 0.05%.
(c)	Reflects reductions of 0.01% and 0.02% for expenses reimbursed by insurance company for the periods ended June 30, 2017 and December 31, 2016, respectively.
(d)	Annualized.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1— Significant Accounting Policies

Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund is an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.

Valuation of investments: Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at time of valuation or when Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Fund’s Board of Directors.

B.

Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Sequoia Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

C.

Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

D.

Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

E.

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.

Note 2— Investment Advisory Contract and Payments to Affiliates

The Investment Adviser provides the Fund with investment advice and administrative services.

Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1⁄2% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the six months ended June 30, 2017 and the Investment Adviser reimbursed the Fund $1,433,296. Such reimbursement is not subject to recoupment by the Investment Adviser.

The Fund has contractually agreed to pay an asset-based fee to a financial intermediary for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediary. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediary on behalf of the Fund for the six months ended June 30, 2017 were approximately $142,000.

Sequoia Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

For the six months ended June 30, 2017, advisory fees of $20,655,381 were earned by the Investment Adviser and brokerage commissions of $159,884 were earned by Ruane, Cunniff & Goldfarb LLC, the Fund’s distributor and a wholly-owned subsidiary of the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser and Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund’s capital shares for the six months ended June 30, 2017. There were no other amounts accrued or paid to interested persons, including officers and directors.

Note 3— Investment Transactions

The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the six months ended June 30, 2017 were $380,727,547 and $604,518,904, respectively. Included in proceeds of sales is $29,463,299 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $28,214,809.

During the year ended December 31, 2016, the Investment Adviser entered into an agreement to purchase securities as part of a private placement offering on behalf of its clients, including the Fund. Subsequent to December 31, 2016, the Investment Adviser allocated to the Fund, and the Fund purchased, approximately $117,000,000 in shares of these securities. As part of the purchase agreement, the Fund was restricted from selling the acquired shares for a maximum of six months following the date of acquisition. During the six months ended June 30, 2017, the restriction was lifted and the securities are tradable under a shelf registration.

Note 4— Federal Income Tax Information

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the six months ended June 30, 2017, permanent differences primarily due to realized gains on redemptions in-kind not recognized for tax purposes, net operating loss and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in accumulated net realized gains of $28,204,537 with a corresponding increase in capital of $22,484,467, and a decrease to accumulated net investment loss of $5,720,070. These reclassifications had no effect on net assets.

At June 30, 2017 the aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,032,555,654 and $3,938,110, respectively.

Sequoia Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid for the six months ended June 30, 2017 and 2016 was as follows:

	2017	2016
Distributions paid from
Long-term capital gains	$11,939,905	$824,149,302

As of June 30, 2017 and December 31, 2016 the components of distributable earnings on a tax basis were as follows:

	2017	2016
Undistributed long-term gains	$307,513,231	$11,928,509
Unrealized appreciation	$2,028,638,010	1,974,734,955

	$2,336,151,241	$1,986,663,464

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Note 5— Interim Financial Statement

The interim financial statements have not been examined by the Fund’s independent registered public accounting firm and accordingly it does not express an opinion thereon.

Note 6— Indemnification

The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, except as noted in the following paragraph, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss thereunder to be remote.

During the six months ended June 30, 2017, the Fund indemnified the independent directors for approximately $180,000 in legal fees incurred by the independent directors in connection with the Epstein suit discussed in Note 7. Such legal fees are included in professional fees in the Statement of Operations. These legal fees were paid directly to counsel for the independent directors pursuant to the Fund’s directors and officers insurance policy.

Sequoia Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 7— Legal Proceedings

On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardener, derivatively and on behalf of the Fund, filed a suit against Ruane, Cunniff & Goldfarb Inc., Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of New York, County of New York. The Fund is also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserts derivative claims in connection with certain of the Fund’s investments against the Defendants for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York (Manhattan). In February 2017, the court granted the Defendants’ motion to dismiss all claims in the action. On March 22, 2017, the plaintiffs filed a notice of appeal from the court’s dismissal. Plaintiffs have not taken any further steps to pursue the appeal.

On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against Ruane, Cunniff & Goldfarb Inc., DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles Haldeman, Jr., Samuel G. Liss and John Does 1-20. The complaint asserts claims for breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., 1:16cv1900, U.S. District Court for the Southern District of New York. The plaintiffs in the action have dismissed without prejudice all claims against all of the defendants other than Ruane, Cunniff & Goldfarb Inc., which is now the only defendant in the case. On August 15, 2017, the court granted Ruane, Cunniff & Goldfarb Inc.’s motion to compel arbitration and dismissed the case. The Fund is not a defendant in this lawsuit.

Ruane, Cunniff & Goldfarb Inc. believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them. The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.

Note 8— Subsequent Events

Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Sequoia Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9— New Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also promote effective liquidity risk management across the open-end fund industry and enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The effective dates of these rules are generally December 1, 2018. Management is currently evaluating the impacts and implications of the updates, which have not yet been determined.

Sequoia Fund, Inc.

Approval of Advisory Contract (Unaudited)

The previous investment advisory contract (the “Previous Contract”) between the Fund and the Investment Adviser terminated on April 17, 2017 as a result of its assignment due to a recapitalization transaction in which certain current employee shareholders of the Investment Adviser purchased additional shares of the Investment Adviser from the Investment Adviser. At a meeting held on March 7, 2017, in anticipation of the termination of the Previous Contract, the Board of Directors of the Fund, including a majority of the Independent Directors, evaluated and approved a new investment advisory contract (the “New Contract”) between the Fund and the Investment Adviser, the terms of which are identical to those of the Previous Contract, except for specified dates relating to the term of the New Contract. In approving the New Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the New Contract. The Directors focused on several factors, including the nature and quality of the services provided to the Fund by the Investment Adviser and the reasonableness of the fees charged for those services.

The Directors’ evaluation of the quality of the Investment Adviser’s services took into account the Fund’s performance under the Investment Adviser’s management. The Directors considered the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2016, as compared to the S&P 500 Index. Information reviewed by the Directors reflected that for those respective periods, the Fund had annualized performance of -6.90%, -2.45%, 7.64% and 5.96%, in contrast to the S&P 500 Index performance of 11.96%, 8.87%, 14.66% and 6.95%. The Directors also considered information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2016. The Directors also considered the Fund’s performance in light of information concerning the performance of certain of the Investment Adviser’s other clients, which have a similar investment objective, for various periods through December 31, 2016. The Directors considered how the Investment Adviser evaluates the performance of the Fund and its rationale for the causes of the Fund’s performance during recent periods. The Directors also considered that the Fund’s annualized performance from inception through December 31, 2016 was 13.67%, compared with 10.90% for the S&P 500 Index during that period.

The Directors examined the fees to be paid to the Investment Adviser under the New Contract and the Fund’s overall expense ratio, and considered how they compared to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the New Contract, the Investment Adviser has agreed to reimburse the Fund for the excess, if any, in a given year of the Fund’s operating expenses over 1 1⁄2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million. The Directors determined that the fees were reasonable in light of the services provided by the Investment Adviser and the fees charged to the peer-group funds.

The Board considered information concerning the historical profitability of the Fund to the Investment Adviser, and other benefits to the Investment Adviser as a result of its relationship with the Fund, including that Ruane, Cunniff & Goldfarb LLC, a wholly-owned subsidiary of the Investment Adviser, serves as the Fund’s principal underwriter (the “Principal Underwriter”).

Sequoia Fund, Inc.

Approval of Advisory Contract (Unaudited) (Continued)

The Board also reviewed the aggregate commissions paid to the Principal Underwriter for executing securities transactions for the Fund for the year ended December 31, 2016. During the year ended December 31, 2016, the Fund paid a total of $1,290,159 in brokerage commissions, all of which were paid to the Principal Underwriter. During such year, the brokerage commissions paid to the Principal Underwriter represented 100% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to 100% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

The Board considered information concerning economies of scale and whether the proposed advisory fee to be paid by the Fund to the Investment Adviser under the New Contract might require adjustment in light of any potential economies of scale. The Board determined that no modification of the proposed advisory fee was necessary.

In evaluating the aforementioned considerations, the Board did not identify any single factor discussed previously as all-important or controlling in its evaluation of the New Contract. The Directors, including the Independent Directors, unanimously concluded that the terms of the New Contract are fair and reasonable and that the Investment Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Investment Adviser. Based upon such conclusions, the Board, including a majority of the Independent Directors, approved the New Contract and recommended that it be presented to stockholders for their approval.

Sequoia Fund, Inc.

Other Information (Unaudited)

Results of Stockholder Meeting

A special meeting of the stockholders of the Fund was held on April 13, 2017. At the meeting, the stockholders were asked to consider and vote upon the approval of a new investment advisory contract between the Fund and the Investment Adviser. A majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, voted in favor of approving the new investment advisory contract, as follows:

Voted For	Voted Against	Abstained
13,176,505	423,217	239,672

Other Information

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information regarding the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund’s portfolio holdings, view the most recent semi-annual or annual report on Sequoia Fund’s web site at http://www.sequoiafund.com/fund-reports.htm.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund’s web site at www.sequoiafund.com and use the ‘‘Shareholder Information’’ link to obtain all proxy information. This information may also be obtained from the SEC’s web site at www.sec.gov or by calling DST Systems, Inc. at 1-800-686-6884.

Sequoia Fund, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

1-800-686-6884

Website: www.sequoiafund.com

Interested Directors

        David M. Poppe

        John B. Harris

Independent Directors

        Edward Lazarus, Chairperson of the Board

        Peter Atkins

        Roger Lowenstein

        Tim Medley

        Robert L. Swiggett

Officers

David M. Poppe	—	President & CEO
Wendy Goodrich	—	Executive Vice President
Paul J. Greenberg	—	Treasurer
Michael Sloyer	—	Secretary, General Counsel & Chief Compliance Officer
Michael Valenti	—	Assistant Secretary

Investment Adviser	Registrar and Transfer Agent
Ruane, Cunniff & Goldfarb Inc.	DST Systems, Inc.
9 West 57th Street, Suite 5000	P.O. Box 219477
New York, New York 10019-2701	Kansas City, Missouri 64121

Distributor	Accounting Agent
Ruane, Cunniff & Goldfarb LLC	BNY Mellon Investment
9 West 57th Street, Suite 5000	Servicing (US) Inc.
New York, New York 10019-2701	4400 Computer Drive
Westborough, MA 01581
Custodian
The Bank of New York Mellon	Legal Counsel
MF Custody Administration Department	Seward & Kissel LLP
225 Liberty Street, 25th Floor	One Battery Park Plaza
New York, New York 10286	New York, New York 10004

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sequoia Fund, Inc.

By (Signature and Title)	/s/ David M. Poppe
David M. Poppe, President and CEO (principal executive officer)

Date	8/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Poppe
David M. Poppe, President and CEO (principal executive officer)

Date	8/30/2017

By (Signature and Title)	/s/ Paul J. Greenberg
Paul J. Greenberg, Treasurer (principal financial officer)

Date	8/30/2017